UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 31, 2015

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Old Settlers Blvd.
Round Rock, Texas	786654
(Address of principal executive offices)	(Zip Code)

(512) 310-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions

On Tuesday, March 31, 2015, TSS, Inc. (the “Company”) issued a press release reporting certain preliminary financial results of the Company for the three and twelve months ended December 31, 2014. The Company also reported in the press release that it has filed a Notification of Late Filing on Form 12b-25 with respect to its Annual Report on Form 10-K for the year ended December 31, 2014, and expects to file the Annual Report on Form 10-K on or before April 15, 2015. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will conduct a conference call to discuss its financial results on Tuesday, March 31, 2015, at 4:30 p.m., Eastern Standard Time. A prepared script of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The Company’s financial results contain non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclosure regarding definitions of these measures used by the Company and why the Company’s management believes the measures provide useful information to investors is also included in the press release.

The information in this Report, including Exhibits 99.1 and 99.2 attached hereto, is furnished pursuant to Item 2.02 of this Current Report on Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Statements contained in this report contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements may address matters such as our expected future business and financial performance and often contain words such as “guidance,” “prospects,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could adversely or positively affect the Company’s future results include: the Company’s 2014 results are unaudited results based on current expectations and are subject to quarter-end closing adjustments and the completion of the annual audit of the Company’s financial statements; the Company’s reliance on a significant portion of its revenues from a limited number of customers; risks relating to operating in a highly competitive industry; risks relating to rapid technological, structural, and competitive changes affecting the industries the Company serves; risks involved in properly managing complex projects; risks relating to the possible cancellation of customer contracts on short notice; risks relating to the Company’s ability to continue to implement its strategy, including having sufficient financial resources to carry out that strategy; risks relating to the Company’s ability to meet all of the terms and conditions of its debt obligations; uncertainty related to current economic conditions and the related impact on demand for the Company’s services; and other risks and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2013. These uncertainties may cause the Company’s actual future results to be materially different than those expressed in the Company’s forward-looking statements. The Company does not undertake to update its forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release, dated as of March 31, 2015
99.2	Prepared Script of March 31, 2015 conference call

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Anthony Angelini
Anthony Angelini
President and Chief Executive Officer

Date: March 31, 2015